WESTERN NEW ENGLAND BANCORP, INC. 8-K

Exhibit 99.1

1 2026 Annual Shareholders’ Meeting May 14, 2026 NASDAQ GS: WNEB

2 NASDAQ GS: WNEB Welcome to the Western New England Bancorp 2026 Annual Shareholders’ Meeting James C. Hagan President Chief Executive Officer 2

3 Board of Directors James C. Hagan President & Chief Executive Officer Lisa G. McMahon Chairperson of the Board Laura Benoit Director NASDAQ GS: WNEB 3 Donna J. Damon Director Gary G . Fitzgerald Director William D . Masse Director Paul C . Picknelly Director Steven G . Richter Director Philip R . Smith Director Granby, CT

4 NASDAQ GS: WNEB Gerald P. Ciejka Inspector of Elections Michael Patterson Manager, Financial Assurance Wolf & Company Independent Auditor 4 Introduction of Guests East St, Chicopee, MA

Senior Management Team 5 James C. Hagan President & Chief Executive Officer Guida R. Sajdak Executive Vice President, Chief Financial Officer & Treasurer Allen J. Miles, III Executive Vice President & Chief Lending Officer Kevin C. O’Connor Executive Vice President & Chief Operating Officer Leo R. Sagan, Jr. Senior Vice President & Chief Risk Officer Darlene Libiszewski Senior Vice President & Chief Information Officer Filipe B. Goncalves Senior Vice President & Chief Credit Officer Christine Phillips Senior Vice President & Chief Human Resources Officer John E. Bonini Senior Vice President & General Counsel NASDAQ GS: WNEB 5

Proposals 6 NASDAQ GS: WNEB Proposal 1: Election of Directors to serve a three - year term expiring at the 2029 Annual Meeting of shareholders: • Laura J. Benoit • Donna J. Damon • Lisa G. McMahon • Steven G. Richter Proposal 2: Consideration and approval of a non - binding advisory resolution on the compensation of the Company’s Named Executive Officers. Proposal 3: Ratification of the appointment of the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026: • Wolf & Company, P.C. 6

Voting Results Gerald P. Ciejka Inspector of Elections NASDAQ GS: WNEB NASDAQ GS: WNEB 7

Financial Results for Fiscal Year 2025 and the First Quarter of 2026 Guida R. Sajdak Executive Vice President Chief Financial Officer NASDAQ GS: WNEB NASDAQ GS: WNEB 8

Forward Looking Statements 9 NASDAQ GS: WNEB We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements contained in our filings with the Securities and Exchange Commission (the “SEC”), our reports to shareholders and in other communications by us . This Investor Presentation contains “forward - looking statements” with respect to the Company’s financial condition, liquidity, results of operations, future performance, and business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to :  unpredictable changes in general economic or political conditions, financial markets, fiscal, monetary and regulatory policies, including actual or potential stress in the banking industry ;  the possibility that future credit losses, loan defaults and charge - off rates are higher than expected due to changes in economic assumptions or adverse economic developments ;  general business and economic conditions on a national basis and in the local markets in which we operate, including those impacting credit quality ;  unstable political and economic conditions, including changes in tariff policies, which could materially impact credit quality trends and the ability to generate loans and gather deposits ;  inflation and governmental responses to inflation, including potential future increases in interest rates that reduce net interest margins ;  the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 , Basel guidelines, capital requirements and other applicable laws and regulations ;  changes in regulation, regulatory policy, legislation, accounting standards and practices, and fiscal monetary policy, particularly in light of the shift in presidential administrations and the potential for related shifts in agency policy and leadership ;  operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity incidents, technological integration, including AI, vendor issues, business interruption, and fraud risks ;  significant changes in accounting, tax or regulatory practices or requirements ;  new legal obligations or liabilities or unfavorable resolutions or litigation ;  disruptive technologies in payment systems and other services traditionally provided by financial institutions ; 9

10 Forward Looking Statements NASDAQ GS: WNEB 10  severe weather, natural disasters, pandemics, acts of war, or terrorism and other external events which could significantly impact our business ;  declines in real estate values in the Company’s market area, which may adversely affect our loan production ;  decreases in the value of securities and other assets, or changes in the securities markets which affect investment management revenue ;  decreases in deposit levels necessitating increased borrowing to fund loans, investments and other needs ;  competitive pressures from other financial institutions ;  the soundness of other financial services institutions which may adversely affect our credit risk ;  failure or circumvention of our internal controls or procedures ;  the risk that goodwill and intangibles recorded in our financial statements will become impaired ;  the risk that we may not be successful in the implementation of our business strategy ;  increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments ;  introduction of new lines of business or new products and services, which may subject us to additional risks ;  changes in key management personnel which may adversely impact our operations ; and  other risks and uncertainties detailed in Part 1 A “Risk Factors” of the Company’s 2025 Annual Report on Form 10 - K . Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof . We do not undertake any obligation to republish revised forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by law .

11 2025 Quarterly Earnings NASDAQ GS: WNEB 11 4Q2024 (2) 1Q2025 2Q2025 (1) 3Q2025 4Q2025 ($ in thousands, except EPS) $ 15,273 $ 15,534 $ 17,642 $ 18,092 $ 18,829 Net interest income (762) 142 (615) 1,293 (485) (Reversal of) provision for credit losses 3,254 2,759 3,411 3,173 3,173 Non - interest income 14,926 15,184 15,656 15,778 15,870 Non - interest expense 4,363 2,967 6,012 4,194 6,617 Income before taxes 1,075 664 1,422 1,027 1,408 Income tax expense $ 3,288 $ 2,303 $ 4,590 $ 3,167 $ 5,209 Net income $ 0.16 $ 0.11 $ 0.23 $ 0.16 $ 0.26 Diluted earnings per share (“EPS”) 0.49% 0.35% 0.69% 0.46% 0.75% Return on average assets (“ROA”) 5.48% 3.94% 7.76% 5.20% 8.40% Return on average equity (“ROE”) 2.41% 2.49% 2.80% 2.81% 2.89% Net interest margin (“NIM”) 2.43% 2.51% 2.82% 2.83% 2.91% NIM, on a tax - equivalent basis (1) Non - interest income includes a $243,000 gain on non - marketable equity investments. (2) Non - interest income includes a $300,000 gain on non - marketable equity investments.

12 Balance Sheet Composition NASDAQ GS: WNEB 12 PPP Loans 1% Loans 72% Securities 17% Other Assets 6% Cash and Cash Equivalents 4% Loans and Securities (% of Total Assets) 2021 (2) (1) Data as of December 31 st; (2) Paycheck Protection Program (“PPP”) Loans 80% Securities 13% Other Assets 6% Cash and Cash Equivalents 1% Loans and Securities (% of Total Assets) 2025 22% 39% 25% 3% 1% 0% 10% 20% 30% 40% 50% Deposits & Borrowings (% of Total Assets) 2025 25% 48% 16% 0% 1% 0% 10% 20% 30% 40% 50% 60% Deposits & Borrowings (% of Total Assets) 2021 (1)

13 Growing and Strengthening Our Balance Sheets (1) NASDAQ GS: WNEB 13 73% 78% 79% 78% 80% 65% 75% 85% 95% Loan - to - Asset Ratio 83% 89% 95% 92% 92% 80% 90% 100% 110% 120% Loan - to - Deposit Ratio 17% 15% 14% 14% 13% 5% 15% 25% 35% 45% Securities - to - Asset Ratio 1% 2% 6% 5% 4% 0% 1% 2% 3% 4% 5% 6% 7% Borrowings - to - Total Assets (1) Data as of December 31 st

14 Strong Asset Quality Indicators NASDAQ GS: WNEB 14 (1) Data as of December 31 st (2) Excludes Paycheck Protection Program (“PPP”). (3) The Company adopted ASU 2016 - 13 on January 1, 2023 with a modified retrospective approach. Accordingly, beginning in 2023, the allowance for credit losses was determined in accordance with ASC 326, “Financial Instruments - Credit Losses.” 1.08% 1.00% 1.00% 0.94% 0.93% 0.50% 0.70% 0.90% 1.10% 1.30% Allowance for Credit Losses to Total Loans 2021 2022 2023 2024 2025 (3) (2) 399% 350% 316% 363% 393% 0% 100% 200% 300% 400% 500% Allowance for Credit Losses to Nonaccrual Loans 2021 2022 2023 2024 2025 (3) 0.27% 0.20% 0.29% 0.22% 0.32% 0.25% 0.26% 0.20% 0.24% 0.19% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% Nonaccrual Loans/Total Loans Nonperforming Assets/Total Assets Nonaccrual Loans to Total Loans Nonperforming Assets to Total Assets 2021 2022 2023 2024 2025 (2) (1)

1st Quarter of 2026

Earnings per Share ("EPS")

	1Q2026	4Q2025	1Q2025
EPS	$0.24	$0.26	$0.11

Return on Average Assets ("ROA")

	1Q2026	4Q2025	1Q2025
ROA	0.71%	0.75%	0.35%

Balance Sheet

	March 31, 2026	March 31, 2025
Total Loans	$2.2 billion	$2.1 billion
Total Deposits	$2.4 billion	$2.3 billion
Loans/Deposits (%)	92%	89%
Investments/Total Assets (%)	13%	14%
Core Deposits/ Total Deposits	70%	70%
Wholesale Funding/ Total Assets(2)	4%	4%
Uninsured Deposits/ Total Deposits	29%	29%
Book Value per Share	$12.26	$11.44
Tangible Book Value per share(3)	$11.59	$10.78

Return on Average Equity ("ROE")

	1Q2026	4Q2025	1Q2025
ROE	7.77%	8.40%	3.94%

Net Interest Margin ("NIM")

	1Q2026	4Q2025	1Q2025
NIM	2.95%	2.89%	2.49%
NIM, tax-equivalent basis (non-GAAP)(1)	2.97%	2.91%	2.51%

(1) NIM, on a tax-equivalent basis, is a non-GAAP financial measure. See "Non-GAAP to GAAP Reconciliation" on slides 18-19 of this presentation for the NIM, tax equivalent basis, calculation and a reconciliation of GAAP to non-GAAP financial measures.
(2) Wholesale funding includes Federal Home Loan Bank, subordinated debt and brokered CD funding sources.
(3) Tangible book value is a non-GAAP measure. See "Non-GAAP to GAAP Reconciliation" on slides 18-19 of this presentation for the related tangible book value calculation and a reconciliation of GAAP to non-GAAP financial measures.

NASDAQ GS: WNEB

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16 Who We Are Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : The Company’s purpose drives the outcome we envision for Western New England Bancorp . Our purpose is to help customers succeed in our community, while creating and increasing shareholder value . West Hartford, CT NASDAQ GS: WNEB 16

Appendix NASDAQ GS: WNEB NASDAQ GS: WNEB 17

18 NON - GAAP TO GAAP RECONCILIATION NASDAQ GS: WNEB 18 The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding its financial condition . Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies . A reconciliation from GAAP to non - GAAP is provided below . 3/31/2026 12/31/2025 3/31/2025 Loan interest (no tax adjustment) 27,440$ 27,491$ 24,984$ Tax-equivalent adjustment 119 125 121 Loan interest (tax-equivalent basis) 27,559$ 27,616$ 25,105$ Net interest income (no tax adjustment) 18,825$ 18,829$ 15,534$ Tax equivalent adjustment 119 125 121 Net interest income (tax-equivalent basis) 18,944$ 18,954$ 15,655$ Average interest-earning assets 2,590,928$ 2,584,310$ 2,529,715$ Net interest margin (no tax adjustment) 2.95% 2.89% 2.49% Net interest margin, tax-equivalent 2.97% 2.91% 2.51% For the quarter ended (Dollars in thousands)

19 NON - GAAP TO GAAP RECONCILIATION NASDAQ GS: WNEB 19 The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding its financial condition . Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies . A reconciliation from GAAP to non - GAAP is provided below . 2026 2025 Book Value per Share (GAAP) 12.26$ 11.44$ Non-GAAP adjustments: Goodwill (0.62) (0.60) Core deposit intangible (0.05) (0.06) Tangible Book Value per Share (non-GAAP) 11.59$ 10.78$ As of March 31,

20 Corporate Offices, Westfield MA NASDAQ GS: WNEB 20 Thank you! James C. Hagan President and Chief Executive Officer Guida R. Sajdak Executive Vice President and Chief Financial Officer Meghan Hibner First Vice President and Investor Relations Officer Westfield Bank “What Better Banking’s All About”